Benefit Plans	12 Months Ended
Dec. 31, 2016
Benefit Plans
Benefit Plans

10. Benefit Plans

The Company maintains a tax-qualified 401(k) savings plan (the “Plan”) for the benefit of employees. The Plan is a defined contribution plan and the Company may match a portion of employee contributions to the Plan.

In addition, since 2013, the Company has maintained a non-qualified deferred compensation plan for the benefit of key employees. The non-qualified deferred compensation plan is an unfunded, account-based plan under which key employees of the Company may elect to defer a portion of their base salary and/or bonus. For the years ended December 31, 2016, 2015, and 2014, our total expense relating to these plans was $0.4 million, $0.5 million, and $0.3 million, respectively.